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                                                                EXHIBIT 10.30(c)

                              AMENDMENT NO. 2 TO
                             CONSULTING AGREEMENT


     THIS AMENDMENT NO. 2 TO CONSULTING AGREEMENT (the "Amendment") is made and entered into this 12th day of August, 1998, by and between ATMOS ENERGY CORPORATION, a Texas and Virginia corporation (the "Company"), and CHARLES K. VAUGHAN ("Consultant").

     WHEREAS, the Company and Consultant entered into that certain Consulting Agreement dated October 1, 1994, as amended by Amendment No. 1 to Consulting Agreement dated May 14, 1997 (the "Agreement"); and

     WHEREAS, the Company and Consultant desire to amend the Agreement to extend the term thereof for an additional one-year period;

     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Extension of Term. In accordance with Subparagraph 4(a) of the Agreement, the Company and the Consultant hereby agree to extend the term of the Agreement for an additional one-year period commencing on October 1, 1999 and ending September 30, 2000. The Consultant's annual compensation during such year shall be $130,000, to be paid in equal semi-annual installments on October 1, 1999 and April 1, 2000.

     2. No Other Amendment. Except as expressly amended hereby, all of the other terms, provisions, and conditions of the Agreement are hereby ratified and confirmed and shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Agreement, the terms and provisions of the Agreement shall control. This Amendment shall be deemed a part of, and is hereby incorporated into the Agreement. The Agreement and any and all other documents heretofore, now, or hereafter executed and delivered pursuant to the terms of the Agreement are hereby amended so that any reference to the Agreement shall mean a reference to the Agreement as amended hereby.

     3. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

     4. Counterparts. This Amendment may be executed in counterparts, each of which will be an original, but all of which together will constitute one and the same agreement.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date and year first above written.


                              COMPANY

                              ATMOS ENERGY CORPORATION


                              By: /s/ Robert W. Best
                                  --------------------------
                                  Robert W. Best
                                  Chairman, President and
                                  Chief Executive Officer



                              CONSULTANT


                              /s/ Charles K Vaughan
                              -------------------------
                              CHARLES K. VAUGHAN


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